                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                ______________

                                 F O R M  8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  August 14, 1996



                             CIT RV Trust 1996-B
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            (Exact name of registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)


           33-07249-02
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    (Commission File Number)             (IRS Employer Identification No.)


                  c/o Mellon Bank (DE), National Association
                               as Owner Trustee
                            919 North Market Street
                          Wilmington, Delaware  19801
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             (Address of principal executive offices and zip code)

                                (412) 234-4694
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              Registrant's telephone number, including area code:


                                      N/A
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         (Former name or former address, if changed since last report)
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     Item 7.   Financial Statements and Exhibits.
               ---------------------------------

     (c)  Exhibits.

               The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

     Exhibit No.    Description
     -----------    -----------

        99.1        Computational Materials


                                   SIGNATURE
                                   ---------

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CIT RV TRUST 1996-B

                                    By:  MELLON BANK (DE),
                                           NATIONAL ASSOCIATION,
                                           as Owner Trustee



                                    By:       /s/ E.D. Renn
                                         --------------------------------
                                    Name:    E.D. Renn
                                    Title:   Vice President


     Dated:    August 14, 1996